.f

     This supplement is filed pursuant to Rule 497(d) with regard to Municipal Investment Trust Fund, Insured Series - 215, Defined
Asset Funds.  The text of the supplement to the Prospectus dated
December 15, 1994 is as follows:

Supplement dated January 16, 1996 to prospectuses of all Municipal
Investment Trust Fund Series other than Put Series.

Effective immediately the Effective Sales Charge for secondary market purchases of units of these Series will be computed as follows:

                     As Percent              As Percent
       Time to                   of Bid Side             of
Public
       Maturity                  Evaluation            Offering
Price
       --------                  ----------
--------------

Less than six months                    0%                     0%
Six months to less than 1 year      0.503                   0.50
1 year to less than 2 years         1.010                   1.00
2 years to less than 3 years        1.523                   1.50
3 years to less than 4 years        2.302                   2.25
4 years to less than 5 years        2.828                   2.75
5 years to less than 6 years        3.093                   3.00
6 years to less than 7 years        3.359                   3.25
7 years to less than 8 years        3.627                   3.50
8 years to less than 9 years        4.167                   4.00
9 years to less than 12 years       4.439                   4.25
12 years to less than 15 years      4.712                   4.50
15 years or more                    5.820                   5.50

     For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender.
In each of these cases the earlier date will be considered the maturity date.